EXHIBIT 99.2


part of the solution...



                      NATURALLY ADVANCED TECHNOLOGIES, INC.
                                FORMERLY KNOWN AS
                             HEMPTOWN CLOTHING INC.




                           2006 ANNUAL GENERAL MEETING



                 2006 ANNUAL GENERAL MEETING MATERIALS ATTACHED:


                                NOTICE OF MEETING

                              INFORMATION CIRCULAR

                                      PROXY

                              FINANCIAL STATEMENTS

                      SUPPLEMENTAL MAILING LIST RETURN CARD



    THE 2006 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF NATURALLY ADVANCED
          TECHNOLOGIES, INC., FORMERLY KNOWN AS HEMPTOWN CLOTHING INC.
       IS BEING HELD AT 250 KARL CLARK ROAD, EDMONTON, ALBERTA, T6N 1E4 ON
                      TUESDAY, JULY 11, 2006 AT 10:00 A.M.






                      NATURALLY ADVANCED TECHNOLOGIES, INC.
           1307 Venables Street, Vancouver, British Columbia, V5L 2G1
                  Phone: (604) 255-5005 and Fax: (604) 255-5038

                      NATURALLY ADVANCED TECHNOLOGIES, INC.

           1307 VENABLES STREET, VANCOUVER, BRITISH COLUMBIA, V5L 2G1



                        NOTICE OF ANNUAL GENERAL MEETING


              FOR THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF NATURALLY ADVANCED TECHNOLOGIES, INC. TO BE HELD ON JULY 11, 2006


         NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of Naturally Advanced Technologies, Inc., formerly known as "Hemptown Clothing Inc." (the "Company") will be held at 250 Karl Clark Road, Edmonton, Alberta T6N 1E4, on Tuesday, July 11, 2006, at 10:00 a.m. for the following purposes (the "Notice of Meeting"):


1. REPORT OF THE DIRECTORS TO THE COMPANY. To receive and consider the report of the Directors of the Company to the shareholders of the Company.


2. FINANCIAL STATEMENTS OF THE COMPANY. To receive and consider the audited consolidated financial statements of the Company for the year ended December 31, 2005, together with the report of the auditors of the Company on the December 31, 2005 audited consolidated financial statements of the Company.


3. APPROVAL OF THE ACTS OF THE DIRECTORS OF THE COMPANY. To consider and, if thought advisable, pass the following ordinary resolution, with or without amendment:

         "RESOLVED, by ordinary resolution, that the actions, deeds and conduct of the Directors of the Company on behalf of the Company since the date of the last annual general meeting of the Company are hereby ratified and confirmed."


4. APPROVAL OF THE APPOINTMENT OF AUDITORS FOR THE COMPANY. To consider and, if thought advisable, pass the following ordinary resolution, with or without amendment:

         "RESOLVED, by ordinary resolution, that Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, are hereby appointed auditors of the Company until the next annual general meeting of the Company or until a successor is appointed, at a remuneration to be fixed by the Directors of the Company, and that the Directors of the Company are hereby authorized to fix the auditors' remuneration."


5. APPROVAL OF THE ELECTION OF DIRECTORS FOR THE COMPANY. To elect Directors for the Company for the ensuing year.


6. OTHER BUSINESS. To transact any other business which may properly come before the Meeting.

         INFORMATION RELATING TO THE MATTERS TO BE BROUGHT BEFORE THE MEETING IS SET FORTH IN THE INFORMATION CIRCULAR WHICH ACCOMPANIES THIS NOTICE OF MEETING AND WHICH IS SUPPLEMENTAL TO AND EXPRESSLY MADE A PART OF THIS NOTICE OF MEETING.

         IT IS IMPORTANT THAT YOUR COMMON SHARES BE REPRESENTED AT THIS MEETING TO ENSURE A QUORUM. IF YOU CANNOT BE PRESENT TO VOTE IN PERSON, PLEASE ENSURE THAT YOUR PROXY OR, IF A CORPORATION, YOUR REPRESENTATIVE, IS APPOINTED AND
PRESENT TO VOTE ON YOUR BEHALF AT THE MEETING. INSTRUCTIONS REGARDING THE APPOINTMENT OF A PROXY OR REPRESENTATIVE ARE CONTAINED IN THE INFORMATION CIRCULAR.


         DATED at Vancouver, British Columbia, on this 20th day of May, 2006.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                      NATURALLY ADVANCED TECHNOLOGIES, INC.
                                      Per:

                                 "JERRY KROLL "

                                   JERRY KROLL
                          Chairman, CEO and a Director

                      NATURALLY ADVANCED TECHNOLOGIES, INC.

           1307 VENABLES STREET, VANCOUVER, BRITISH COLUMBIA, V5L 2G1


                              INFORMATION CIRCULAR


              FOR THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF NATURALLY ADVANCED TECHNOLOGIES, INC. TO BE HELD ON JULY 11, 2006


                             SOLICITATION OF PROXIES


         This information circular (the "Information Circular") is furnished in connection with the solicitation of proxies by the management of NATURALLY ADVANCED TECHNOLOGIES, INC., FORMERLY KNOWN AS HEMPTOWN CLOTHING INC. (the "Company") for use at the Annual General Meeting (the "Meeting") of shareholders of the Company to be held at the time and place and for the purposes set forth in the Notice of Meeting distributed with this Information Circular. The cost of this solicitation will be borne by the Company.


                           APPOINTMENT OF PROXYHOLDER

         A shareholder unable to attend the Meeting may appoint a proxyholder to vote his common shares at the Meeting by completing the form of proxy (the "Proxy") provided with this Information Circular. The persons named as proxyholder on the accompanying Proxy have been provided by management for selection by the shareholder. A shareholder desiring to appoint some other person may do so by inserting the name in the space provided. If no choice of proxyholder is made then the first named proxyholder will exercise the Proxy with automatic substitution of the succeeding named proxyholder if such first named is not able to attend the Meeting. A person appointed as proxyholder need not be a shareholder of the Company. All completed Proxy forms must be deposited at the office of the Company, located at 1307 Venables Street, Vancouver, British Columbia, V5L 2G1, not less than 48 hours before the time of the Meeting.


                               REVOCATION OF PROXY

         A Proxy may be revoked either by signing a Proxy bearing a later date and depositing it at the place and within the time aforesaid or signing and dating a written notice of revocation (in the same manner as the Proxy is required to be executed as set out in the notes to the Proxy) and either depositing the same at the place and within the time aforesaid or with the Chairperson of the Meeting on the day of the Meeting, or on the day of any adjournment thereof, or registering with the Scrutineer thereat as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

                      EXERCISE OF DISCRETION BY PROXYHOLDER

         The proxyholder in the enclosed form of Proxy will vote the common shares in respect of which they are so appointed in accordance with the direction of the shareholders appointing them. In the absence of any such direction from a shareholder such common shares will be voted in the discretion of the proxyholder upon the matters described in the form of Proxy.

         The enclosed form of Proxy confers discretionary authority upon the proxyholder with respect to amendments or variations of matters identified in the Notice of Meeting and other matters which may properly come before the Meeting unless revoked by the shareholder as provided in the form of Proxy. At the time of printing this Information Circular management of the Company knows of no such amendments, variations, or other matters which are to be presented for action at the Meeting, other than the matters referred to in the Notice of Meeting.

         Matters which may properly come before the Meeting shall be any matter not effecting a change in the articles or memorandum of the Company or not disposing of all or substantially all of the assets of the Company.


                                   RECORD DATE

         Those registered members entitled to vote at the Meeting will be determined by the record of such holders at the close of business on May 25, 2006 (the "Record Date").


              PRINCIPAL HOLDERS OF COMMON SHARES AND VOTING RIGHTS
                 AND SHAREHOLDINGS OF PERSONS SOLICITING PROXIES

         The Company is authorized to issue 100,000,000 common shares without par value, of which 17,300,151 common shares are issued and outstanding as of the Record Date. The Company has no other class of voting securities.

         Holders of the outstanding common shares in the capital of the Company on the record date will, on a poll or ballot, be entitled to such votes per common share as provided by the Articles and Memorandum of the Company, provided they are present in person or by Proxy.

         The Board of Directors and Officers of the Company are soliciting Proxies by issuance of the within Information Circular. Those persons, their present offices and their common shares beneficially owned in the Company, directly or indirectly, are reflected below together with the names of those individuals who beneficially own, directly or indirectly, or exercise control or direction, over common shares carrying more than 10% of the voting rights attached to any class of voting securities of the Company:

                                      NUMBER OF       PERCENTAGE OF
             NAME                   COMMON SHARES       ISSUED(5)
_______________________________     _____________     _____________

Robert Edmunds                           (1)
Director                                729,165               %
___________________________________________________________________

Jerry Kroll                              (2)             23.90%
Chairman of the Board/Chief           3,168,040
Executive Officer and
Director
___________________________________________________________________

Guy Prevost                              (3)
Chief Financial Officer and             200,000
Director
___________________________________________________________________

Kenneth C. Barker                             -
Director
___________________________________________________________________
Jason Finnis                             (4)             23.69%
President/Chief                       3,242,502
Operating Officer and Director
And
Larisa Harrison
Chief Administration
Officer/Secretary/Treasurer and
Director
___________________________________________________________________

(1) This figure consists of: (i) 500,000 shares of common stock; and (ii) 229,165 stock options exercisable into 229,165 shares of common stock.
(2) This figure consists of: (i) 2,698,005 shares of common stock; and (ii) 470,035 stock options exercisable into 470,035 shares of common stock.
(3) This figure consists of: (i) 100,000 shares of common stock; and (ii) 100,000 stock options exercisable into 100,000 shares of common stock.
(4) This figure consists of: (i) 2,027,550 shares of common stock held of record jointly by Mr.Finnis and Ms. Harrison; (ii) 510,835 stock options held of record by Jason Finnis, which are exercisable into 510,835 shares of common stock; and (iii) 540,835 stock options held of record by Ms. Harrison, which are exercisable into 540,835 shares of common stock.

                      REMUNERATION OF MANAGEMENT AND OTHERS

EXECUTIVE COMPENSATION

         The Company's fiscal year end is the 31st day of December.

         Pursuant to Form 41 of the Securities Rules (British Columbia), the Company is a "small business issuer", which is defined as a company that:

         o had revenues of less than $25,000,000 in its last completed financial year;
         o  is not a  non-redeemable  investment  fund or mutual fund;
         o  has a public float of less than  $25,000,000;  and
         o if it is a subsidiary of another company, that other company is also a small business issuer.

         The Company has created seven Executive Offices, namely that of Chairman, Chief Executive Officer, President, Chief Operating Officer, Secretary/Treasurer, Chief Financial Officer, and Chief Administration Officer. In this regard the Company's named Executive Officers (collectively, the "Named Executive Officers") are as follows:

         JERRY KROLL - Mr. Kroll became a Director of the Company and the Company's current Chairman and Chief Executive Officer effective on October 6, 1998.

         JASON FINNIS - Mr. Finnis became a Director of the Company on December 15, 2000 and the Company's current President and Chief Operating Officer effective on March 31, 2004.

         LARISA HARRISON - Ms. Harrison became a Director of the Company and the Company's Chief Administration Officer effective on December 15, 2000, and the Company's current Secretary/Treasurer effective on March 31, 2004.

         GUY PREVOST Mr. Prevost became the Company's current Chief Financial Officer effective on May 2, 2005 and a Director of the Company on October 19, 2005

         For the purpose of this Information Circular, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

         "EQUITY SECURITY" means securities of a company that carry a residual right to participate in earnings of that company and, upon liquidation or winding up of that company, its assets;

         "OPTION" means all options, share purchase warrants and rights granted by a company or any of its subsidiaries (if any) as compensation for services rendered or otherwise in connection with office or employment;

         "LTIP" means a long-term incentive plan, which is any plan providing compensation intended to serve as incentive for performance to occur over a period longer than one financial year, whether the performance is measured by reference to financial performance of the company or an affiliate of the company, the price for the company's securities, or any other measure, but does not include Option or SAR plans or plans for compensation through restricted shares or restricted share units; and

         "SAR" means stock appreciation right, which is a right granted by a company or any of its subsidiaries (if any) as condensation for services rendered or otherwise in connection with office or employment to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities.

         The following table details the compensation paid to the Company's Named Executive Officers during the Company's three most recently completed financial years:


                                                                                      LONG TERM COMPENSATION
                                        ANNUAL COMPENSATION                             AWARDS               PAYOUTS

                                                                Other
                                                                Annual       Restricted   Securities                    All Other
                                                                Compen-      Stock        Underlying        LTIP        Compen-
Name and Principal                      Salary(1)     Bonus     sation       Award(s)     Options/SARs      Payouts     sation
Position                     Year       ($)           ($)       ($)          ($)          (#)               ($)         ($)

Jerry Kroll                  2005       $85,400       Nil       Nil          None         125,000           None        None
Chief Executive              2004       $60,000 (2)   Nil       Nil          None         250,000           None        None
Officer, Director            2003       $48,000       Nil       Nil          None         250,000           None        None

Jason Finnis, President,     2005       $62,350 (3)   Nil       Nil          None         125,000           None        None
Chief operating Officer,     2004       $60,000 (4)   Nil       Nil          None         250,000           None        None
Director                     2003       $50,000       Nil       Nil          None         250,000           None        None

Larisa Harrison, Chief       2005       $53,350       Nil       Nil          None         125,000           None        None
Administration Officer,      2004       (5)           Nil       Nil          None         250,000           None        None
Secretary/Treasurer,         2003       $60,000 (6)   Nil       Nil          None         250,000           None        None
Director                                $50,000 (7)

Robert Edmunds, Prior        2005       Nil           Nil       Nil          None         25,000            None        None
Chief Financial Officer,     2004       Nil           Nil       Nil          None           0,000           None        None
Currently a Director         2003       Nil           Nil       Nil          None         50,000            None        None


Guy Carpenter, Prior Chief   2005       $77,240 (8)   Nil       Nil          None         125,000           None        None
Operating Officer and        2004       $100,868(9)   Nil       Nil          None         250,000           None        None
Director                     2003       Nil           Nil       Nil          None         Nil               None        None


Guy Prevost                  2005       $49,580       Nil       Nil          $15,000      100,000           None        None
Chief Financial Officer
and Director

         (1)  Annual salaries are denominated in US Dollars.

         (2) Mr. Kroll earned a salary of $60,000 during fiscal year 2004 of which $22,000 accrued. It was agreed in early February 2005 that the accrued salary for fiscal year 2004 would be paid through the exercise of 30,000 Stock Options issued on November 23, 2001 as part settlement of the outstanding debt.

         (3) Mr. Finnis earned a salary of $62,350 during fiscal year 2005, of which $13,811 has accrued and remains due and owing.

         (4) Mr. Finnis earned a salary of $60,000 during fiscal year 2004, of which $11,306 accrued.

         (5) Ms. Harrison earned a salary of $53,350 during fiscal year 2005, of which $13,360 has accrued and remains due and owing.




                                      -8-


         (6) Ms. Harrison earned a salary of $60,000 during fiscal year 2004, of which $11,306 accrued.

         (7) Ms. Harrison earned a salary of $50,000 during fiscal year 2003, of which $11,306 accrued.

         (8) As our prior Chief Operating Officer, Mr. Carpenter earned a salary of $77,240 during fiscal year 2005, of which $70,034 has accrued and remains due and owing.

         (9) Mr. Carpenter earned a salary of $100,868 during fiscal year 2004, of which $79,762.50 accrued. It was agreed in early February 2005 that Mr. Carpenter would subscribe for 172,460 Units at $0.37 per share as settlement of part of the outstanding debt, leaving a balance of $3,062.50 as accrued as at December 31, 2004.



         The Company anticipates that compensation will be provided by the Company during the Company's next financial year to certain of the Named Executive Officers of the Company and in conjunction with certain management and administrative services to be provided to the Company by such Named Executive Officers.

STOCK OPTIONS/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 2005

         The following sets forth certain information for fiscal year ended December 31, 2005 concerning the Stock Options granted by the Company to its executive officers. This table does not reflect any Stock Options that were granted in any other fiscal year. Each Stock Option represents the right to purchase one share of our common stock.


                     NUMBER OF         % OF TOTAL
                     SECURITIES       OPTIONS/SARS
                       UNDER           GRANTED TO       EXERCISE OR
                    OPTIONS/SARS      EMPLOYEES IN       BASE PRICE
     NAME             GRANTED        FINANCIAL YEAR     ($/SECURITY)     EXPIRATION DATE

Jerry Kroll         125,000(1)            16%              $0.20          May 10, 2008


Robert Edmunds       25,000(1)             3%              $0.20          May 10, 2008


Jason Finnis        125,000(1)            16%              $0.20          May 10, 2008


Larisa Harrison     125,000(1)            16%              $0.20          May 10, 2008


Guy Carpenter       125,000(1)            16%              $0.20          May 10, 2008
                                                                          May 10, 2008
Guy Prevost         100,000(1)            13%              $0.20


         (1) On May 10, 2005, our Board of Directors granted Stock Options to certain directors, officers and employees.


STOCK OPTIONS/SAR EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2005

         The following table shows aggregate exercise of Stock Options by the Company's executive officers to purchase shares of the Company's common stock during fiscal year ended December 31, 2005.


                   SHARES                        NUMBER OF SECURITIES
                  ACQUIRED                            UNDERLYING               VALUE OF UNEXERCISED IN-THE
                     ON        AGGREGATE       UNEXERCISED OPTIONS/SARS          -MONEY OPTIONS/SARS AT
                  EXERCISE       VALUE          AT FISCAL YEAR END (#)             FISCAL YEAR END ($)
NAME                (#)         REALIZED      EXERCISABLE /UNEXERCISABLE       EXERCISABLE / UNEXERCISABLE

                                             Exercisable     Unexercisable     Exercisable     Unexercisable

                                  (1)
Jerry Kroll       30,000           $            470,035           -0-            N/A(2)           N/A(2)


         (1) Value realized is equal to the number of Stock Options exercised multiplied by the difference between the market price for the shares of common stock and the exercise
         ((2)) price of the Stock Option. As all Stock Options have been issued greater than the price at market close on December 31, 2004, there are no "in the money" options.



         LONG-TERM INCENTIVE PLANS - AWARDS IN MOST RECENTLY COMPLETED FINANCIAL YEAR

         During its most recently completed financial year, and for the two previously completed financial years, the Company has not awarded or instituted any LTIPs in favour of its Named Executive Officers.

         DEFINED BENEFIT PLANS

         The Company does not have, and at no time during its most recently completed financial year had, any defined benefit or actuarial plans in respect of which any of its Named Executive Officers were eligible to participate.

COMPENSATION OF DIRECTORS

         For the Company's most recently completed fiscal year:

         (a) no compensation of any kind was accrued, owing or paid to any of the Company's current Directors for acting in their capacity as such;

         (b) no arrangements of any kind existed with respect to the payment of compensation of any kind to any of the Company's current Directors for acting in their capacity as such;

         (c) no compensation of any kind was accrued, owing or paid to any of the Company's current Directors for services rendered to the Company as consultants or experts;

         (d) no arrangements of any kind existed with respect to the payment of compensation of any kind to any of the Company's current Directors for services rendered, or proposed to be rendered, to the Company as consultants or experts; and

         (e) no SARs or LTIPs were outstanding or in effect in favour of any of the Company's Directors.


                              FINANCIAL STATEMENTS

         The audited consolidated financial statements of the Company for the year ended December 31, 2005 will be placed before the Meeting for review and consideration by the shareholders of the Company.


                             APPOINTMENT OF AUDITORS

         Management of the Company will recommend to the Meeting to appoint Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, as auditors of the Company for the ensuing year, and to authorize the Directors of the Company to fix such auditors' remuneration.


                                  STOCK OPTIONS

STOCK OPTION PLANS

         On September 10, 2003, the Company's Board of Directors unanimously approved and adopted a 2003 stock option plan (the "2003 Stock Option Plan"). The purpose of the 2003 Stock Option Plan is to advance the Company's interests and the interests of the shareholders by affording the Company's key personnel an opportunity for investment and the incentive advantages inherent in stock ownership. Pursuant to the provisions of the 2003 Stock Option Plan, stock options (the "Stock Options") will be granted only to the Company's key personnel, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts we may rely, including any director, officer, employee or consultant.

         The 2003 Stock Option Plan is administered by the Board of Directors, which shall determine: (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The 2003 Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of the Company's common stock, not to exceed 3,000,000 shares as at the date of adoption by the Board of Directors of the 2003 Stock Option Plan.

         Effective July 9, 2004, the Board of Directors adopted a 2004 stock option plan (the "2004 Stock Option Plan"), which provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of the Company's common stock, not to exceed 6,000,000 shares as at the date of adoption by the Board of Directors of the 2004 Stock Option Plan.

         Effective May 10, 2005, the Board of Directors amended and restated the 2004 Stock Option Plan (the "Amended 2004 Stock Option Plan"), which provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of our common stock, not to exceed 6,000,000 shares as at the date of adoption by the Board of Directors of the Amended 2004 Stock Option Plan.

         On February 20, 2004, the Board of Directors authorized and directed the filing of an S-8 Registration Statement under the 1933 Securities Act to register 382,000 Stock Options exercisable into shares of common stock at $0.75 per share. On July 23, 2004, the Board of Directors authorized and directed the filing of an S-8 Registration Statement under the 1933 Securities Act to registered 1,541,000 Stock Options exercisable into shares of common stock at $0.90 per share. On June 30, 2005, the Board of Directors authorized and directed the filing of an S-8 Registration Statement under the 1933 Securities Act to register 2,024,500 stock options exercisable into shares of common stock at $0.21 per share.

         At the time a Stock Option is granted under the 2003 Stock Option Plan, the 2004 Stock Option Plan or the Amended 2004 Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which our shares of common stock may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to us.

         In the event an optionee who is our director or officer ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) calendar days after the effective date that his position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event an optionee who is our employee or consultant ceases to be employed by us, any Stock Option held by such optionee generally may be exercisable within up to sixty (60) calendar days (or up to thirty (30) calendar days where the optionee provided only investor relations services to us) after the effective date that his employment ceases, and after such 60-day or 30-day period any unexercised Stock Option shall expire.

         The Board of Directors shall determine the acceptable form of consideration for exercising a Stock Option, including the method of payment. Such consideration may consist entirely of: (i) cash; (ii) check; (iii) promissory note; (iv) other shares which (A) in the case of shares acquired upon exercise of a Stock Option, have been owned by the optionee for more than six months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said Stock Option shall be exercised; (v) consideration received by us under a cashless exercise program implemented by us in connection with the Stock Option Plan; (vi) a reduction in the amount of any of our liability to the optionee;
(vii) such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws; or (viii) any combination of the foregoing methods of payment. Notwithstanding the foregoing, any method of payment other than in case may be used only with the consent of our Board of Directors or if and to the extent so provided in an agreement.

         As of the date of this Information Circular, an aggregate of 5,195,500 Stock Options have been granted, an aggregate of 150,000 Stock Options have been exercised, and an aggregate of 984,500 Stock Options have been cancelled under the 2003 Stock Option Plan, 2004 Stock Option Plan and the Amended 2004 Stock Option Plan, leaving an aggregate of 4,061,000 Stock Options granted and outstanding.


           INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

         Other than as disclosed herein, none of the Directors or Officers of the Company, nor any person who beneficially owns, directly or indirectly, common shares carrying more than 10% of the voting rights attached to all outstanding common shares of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, in any transactions since the commencement of the Company's last completed financial year, or in any proposed transaction which, in either case, has or will materially affect the Company.


                              ELECTION OF DIRECTORS

         The Directors of the Company are elected annually and hold office until the next annual general meeting of the shareholders or until their successors in office are duly elected or appointed. The term of office of each member of the Board of Directors expires at the Meeting. Management of the Company proposes to nominate the persons listed below for election as Directors of the Company. MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR. IN ADDITION TO THE SLATE OF NOMINEES HEREIN LISTED SHAREHOLDERS PRESENT AT THE MEETING SHALL BE ENTITLED TO NOMINATE AND VOTE FOR THE ELECTION OF ANY OTHER PERSON OR PERSONS AS A DIRECTOR. THE COMPANY HAS NOT RECEIVED NOTICE OF AND MANAGEMENT IS NOT AWARE OF ANY PROPOSED NOMINEES ADDITIONAL TO THOSE NAMED.

         The following persons are proposed to be nominated by management for election as Directors of the Company at the Meeting.




 NAME, COUNTRY OF RESIDENCE AND OTHER POSITIONS, IF
                        ANY,                               PRINCIPAL
               HELD WITH THE COMPANY                     OCCUPATION OR
                                                       EMPLOYMENT DURING
                                                      THE PAST FIVE YEARS
                                                                                DIRECTOR SINCE

                    JERRY KROLL                         Businessperson         October 6, 1998
        Vancouver, British Columbia, Canada             (see below for
  Chairman, Chief Executive Officer and a Director      greater detail)

                    JASON FINNIS                        Businessperson        December 15, 2000
        Vancouver, British Columbia, Canada             (see below for
              President and a Director                  greater detail)

                  LARISA HARRISON                       Businessperson        December 15, 2000
        Vancouver, British Columbia, Canada             (see below for
 Chief Administration Officer, Secretary/Treasurer      greater detail)
                   and a Director

                   ROBERT EDMUNDS                       Businessperson        December 15, 2000
              Calgary, Alberta, Canada                  (see below for
                      Director                          greater detail)

                    GUY PREVOST                         Businessperson         October 19, 2005
         Victoria, British Columbia, Canada             (see below for
                 CFO and a Director                     greater detail)
                                                        Businessperson
                  KENNETH C. BAKER                      (see below for         February 6, 2006
                  Portland, Oregon                      greater detail)
                      Director


         JERRY KROLL. Jerry Kroll, of Vancouver, Canada, has been Chairman and CEO of Naturally Advanced Technologies Inc. since its original incorporation in 1998, and is also CEO of NAT subsidiary Crailar Fiber Technologies Inc. He is the company's Senior Corporate Advisor, managing the company's fundraising activities and is directly involved in overseeing Crailar's scientific and commercialization teams.

         JASON FINNIS. NAT was founded in 1998 by Jason Finnis, who continues to bring significant temporal, financial and personal commitment to the Company. He has built an international market for products produced under the NAT's brand names, and is a sought after speaker at many North American universities and conferences speaking on a wide variety of business and hemp industry related topics.

         LARISA HARRISON. Larisa Harrison has been a member of the Board of Directors, Chief Administration Officer and Secretary/Treasurer since December 15, 2000. She has been in the hemp clothing industry since 1995 and co-founded NAT with Jason Finnis in 1998. Ms. Harrison provides administrative management and is responsible for filings with the SEC. She has developed computerized accounting and customer service databases for the company and is also in charge of graphic arts development for NAT's marketing campaigns. Ms. Harrison is also a member of NAT's audit committee.

         ROBERT EDMUNDS, C.A. Mr. Edmunds has been a member of the Board of Directors since December 15, 2000. Mr. Edmunds received a Chartered Accountant designation in 1992. He has worked as the proprietor of a public practice from 1992 through 1998. Since 1998, Mr. Edmunds has been performing consulting work, providing business strategy, financial planning and accounting services for various clients in the entertainment and E-commerce industries. Most recently, Mr. Edmunds co-coordinated NETeller PLC's successful listing on the AIM exchange in London, a company in which he was a founding investor.

         GUY PREVOST. Guy Prevost is a member of the Certified General Accountants Association of Canada and has worked as the CFO of Naturally Advanced Technologies since May 2005. Mr. Prevost has previously worked as a controller for other public and private companies and has operational experience in the areas of cost controls, procurement, and the implementation of financial-management systems since 1985.

         KENNETH C. BARKER. Ken Barker is co-president of The Meriwether Group, a Portland-based business acceleration and investment company, formed in 2004. He brings over twenty three years of strategic, wealth generating global apparel business experience to the management team. Barker's primary role will be setting the strategic vision of NAT, and creating operational and marketing platforms that will maximize the Crailar opportunity in the global market place.

         Prior to The Meriwether Group, he was director of apparel for Adidas(R) America, where he was responsible for the entire Adidas US apparel business. Barker also served as business unit manager of apparel for Adidas Canada. Before joining Adidas, Barker was general merchandise manager at Levi Strauss and Co. Canada, where he oversaw both Levi's(R) and Dockers(R) brands. Born in South Africa, Barker began his career in the apparel business by forming his own athletic apparel company in 1983, which he sold in 1986. Prior to emigrating to Canada in 1998, he held senior apparel positions with the BRM Group and SA Clothing Industries, both resulting in strategic global licensing agreements that delivered significant value to their shareholders.

         All of those nominees who are presently Directors will have their term of office as Directors expire as of the date of the Meeting. All of the Directors who are elected will have their term of office expire at the next annual general meeting of the Company.

         In 2004 the Board of Directors established an audit committee and approved an audit charter under which the audit committee operates. Mr. Robert Edmunds and Ms. Larisa Harrison were appointed as members to the audit committee. The functions of the audit committee are to monitor overall adherence to Company policy, the effectiveness of the Company's internal audit personnel and their audit activities, and to meet with the Company's accountants, the Company's Chief Financial Officer and the Company's internal auditor on financial and audit matters as appropriate.

         The  Company  does  not  have  either  a  Nominating  or   Compensation
Committee.


                           PROTECTION OF SHAREHOLDERS

         The Corporations Act provides that a shareholder has the right to apply to the Supreme Court on the grounds that the Company is acting or proposes to act in a way that is prejudicial to such shareholder. On such an application the Court may make such order as it sees fit including an order to prohibit any act proposed by the Company. Under the Corporations Act a shareholder, director, former director, officer, former officer, the Registrar of Companies or any other person who, in the discretion of the Court, is a proper person to seek an oppression remedy, can apply for a preventative order where an act or omission of a corporation or its affiliates or the powers of the directors of a corporation or its affiliates are being exercised in a manner that is oppressive or unfairly prejudicial to any security holder, creditor, director or officer.

         Under the Corporations Act a shareholder, director, officer of former shareholder, director of officer of the Corporation or its affiliates, the Registrar of Companies and any other person who, in the discretion of the Court, is a proper person to make an application to bring a derivative action, may, with leave of the Court, bring an action in the name of and on behalf of the Company to enforce an obligation owed to the Company that could be enforced by the Company itself or to obtain damages for any breach of such an obligation. In addition, the Corporations Act permits derivative actions to be commenced in the name of and on behalf of the Company or any of its subsidiaries.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

         Management of the Company is presently seeking shareholder consideration and ratification of the following matters. In this regard, and where referenced, the term "ordinary resolution" is defined to mean a resolution passed by a majority of not less than one-half (1/2) of the votes cast by members of the Company, and "special resolution" is defined to mean a resolution passed by a majority of not less than two-thirds (2/3s) of the votes cast by members of the Company, who, being entitled to do so, vote in person or by Proxy at this Meeting of the Company.

OTHER MATTERS

         The Company will consider and transact such other business as may properly come before the Meeting or any adjournment thereof. Management of the Company knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting the common shares represented by the Proxy solicited hereby will be voted on such matter in accordance with the best judgment of the persons voting by Proxy.

         The Company's mailing address and business office is located at 1307 Venables Street, Vancouver, British Columbia, V5L 2G1. The Company's telephone number is (604) 255-5005 and the Company's fax number is (604) 255-5038.

         MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING SHALL BE ANY MATTER NOT EFFECTING A CHANGE IN THE ARTICLES OR MEMORANDUM OF THE COMPANY OR NOT DISPOSING OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY.


         DATED at Vancouver, British Columbia, on this 20th day of May, 2006.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                     HNATURALLY ADVANCED TECHNOLOGIES, INC.
                                      Per:

                                 "JERRY KROLL "

                                   JERRY KROLL
                          Chairman, CEO and a Director